                                 EXHIBIT 10.1

                          JOINT REPORTING AGREEMENT


         In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other parties as follows:

         1. Such party acknowledges that it is required and eligible to file a statement on Schedule 13G pertaining to the common stock of Brigham Exploration Company, to which this agreement is an exhibit, for the filing of the information contained therein.

         2. Such party is responsible for timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no such party is responsible for the completeness or accuracy of the information concerning the other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

         3. Such party agrees that such statement is filed by and on behalf of each such party and that any amendment thereto will be filed on behalf of each such party.

         This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts taken together shall constitute but one agreement. Dated: March 4, 1998

                                   R. CHANEY & PARTNERS IV L.P.

                                   By:     R. Chaney Investments, Inc.,
                                           General Partner



                                   By:     /S/ Robert H. Chaney
                                       ----------------------------------------
                                           Robert H. Chaney,
                                           President and Chief Executive Officer

                                   R. CHANEY INVESTMENTS, INC.



                                   By:     /S/ Robert H. Chaney
                                       ----------------------------------------
                                           Robert H. Chaney,
                                           President and Chief Executive Officer


                                   R. CHANEY & PARTNERS III L.P.

                                   By:     R. Chaney & Partners, Inc.,
                                           General Partner



                                   By:     /S/ Robert H. Chaney
                                       ----------------------------------------
                                           Robert H. Chaney,
                                           President and Chief Executive Officer


                                   R. CHANEY & PARTNERS, INC.



                                   By:     /S/ Robert H. Chaney
                                       ----------------------------------------
                                           Robert H. Chaney,
                                           President and Chief Executive Officer



                                   /S/ Robert H. Chaney
                                       ----------------------------------------
                                   Robert H. Chaney,
                                   Sole Shareholder of R. Chaney Investments,
                                   Inc. and R. Chaney & Partners, Inc.





                                      -2-